UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 7, 2010
SeraCare Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34105	33-0056054

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

37 Birch Street, Milford, Massachusetts	01757

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(508) 244-6400
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On October 7, 2010, the Company issued a letter responding to the LTOVA HOLDINGS letter dated October 5, 2010 that was filed on schedule 13D/A, October 6, 2010. A copy of the Company’s letter is attached as Exhibit 99.1 hereto and is incorporated by reference to this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeraCare Life Sciences, Inc.
October 7, 2010	By:	/s/ Gregory A. Gould
		Name:	Gregory A. Gould
		Title:	Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Letter issued by SeraCare Life Sciences, Inc., dated October 7, 2010.